188 P4 07/19

SUPPLEMENT DATED JULY 31, 2019

TO THE PROSPECTUS DATED JANUARY 1, 2019

OF

templeton CHINA WORLD FUND

The prospectus is amended as follows:

I.  The following replaces the “Annual Fund Operating Expenses” and “Example” tables in the “Fund Summary – Fees and Expenses of the Fund” section of the prospectus:

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class R6	Advisor Class
Management fees[1]	1.25%	1.25%	1.25%	1.25%
Distribution and service (12b‑1) fees	0.25%	1.00%	None	None
Other expenses	0.30%	0.30%	0.20%	0.30%
Total annual Fund operating expenses[1]	1.80%	2.55%	1.45%	1.55%
Fee waiver and/or expense reimbursement[2]	None	None	-0.02%	None
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[1,2]	1.80%	2.55%	1.43%	1.55%

1. Management fees of the Fund have been restated to reflect to reflect current fiscal year fees as a result of a decrease in the Fund’s contractual management fee rate effective on July 1, 2019. If the management fees were not restated to reflect such decrease in fees, the amounts shown above would be greater. Consequently, the Fund’s total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights.

2. The investment manager has contractually agreed to waive or assume certain fees and expenses so that total annual Fund operating expenses (excluding Rule 12b-1 fees, acquired fund fees and expenses and certain non-routine expenses) for each class of the Fund other than Class R6 do not exceed 1.60%, and for Class R6 do not exceed 1.43%, through December 31, 2019. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time period set forth above.

Example

	1 Year	3 Years	5 Years	10 Years
Class A	$ 723	$ 1,085	$ 1,471	$ 2,550
Class C	$ 358	$ 793	$ 1,355	$ 2,885
Class R6	$ 146	$ 457	$ 790	$ 1,734
Advisor Class	$ 158	$ 490	$ 845	$ 1,845
If you do not sell your shares:
Class C	$ 258	$ 793	$ 1,355	$ 2,885

II.  The following is added to the “Fund Details – Management” section of the prospectus:

Management Fees  Effective July 1, 2019, the Fund’s investment management fee was reduced, as approved by the board of trustees. Prior to July 1, 2019, the Fund paid the investment manager a fee equal to an annual rate based on the Fund’s average weekly net assets, as listed below:

•1.30%, up to and including $1 billion;

•1.25%, over $1 billion, up to and including $5 billion;

•1.20%, over $5 billion, up to and including $10 billion;

•1.15%, over $10 billion, up to and including $15 billion;

•1.10%, over $15 billion, up to and including $20 billion; and

•1.05%, over $20 billion.

Effective July 1, 2019, the Fund pays the investment manager a fee equal to an annual rate based on the Fund’s average weekly net assets, as listed below:

•1.25%, up to and including $1 billion;

•1.20%, over $1 billion, up to and including $5 billion;

•1.15%, over $5 billion, up to and including $10 billion;

•1.10%, over $10 billion, up to and including $15 billion;

•1.05%, over $15 billion, up to and including $20 billion; and

•1.00%, over $20 billion.

III. The following replaces the “Fund Summary – Portfolio Manager” section of the prospectus:

Portfolio Managers

Eddie Chow, CFA

Investment Analyst of Asset Management and portfolio manager of the Fund since 2002.

Effective August 5, 2019, Eddie Chow will no longer be a portfolio manager of the Fund and the portfolio managers of the Fund will be:

Michael Lai, CFA

Portfolio Manager of Asset Management and portfolio manager of the Fund since August 2019.

Yu-Jen Shih, CFA

Portfolio Manager of Asset Management and portfolio manager of the Fund since August 2019.

IV.  Effective August 5, 2019, the listed portfolio manager and the preceding paragraph in the “Fund Details – Management” section of the prospectus are replaced with the following:

The Fund is managed by a team of dedicated professionals focused on investments in developing or emerging markets. The portfolio managers of the team are as follows:

Michael Lai, CFA   Portfolio Manager of Asset Management

Mr. Lai has been lead portfolio manager of the Fund since August 2019. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton in August 2019. Prior to joining Franklin Templeton, he was lead portfolio manager of GAM Investments’ (GAM) China equity strategy since its inception in 2007. He also headed GAM’s Asian equity team in Hong Kong and was lead portfolio manager of GAM’s Asian strategy and co-manager for additional strategies.

Yu-Jen Shih, CFA   Portfolio Manager of Asset Management

Mr. Shih has been a portfolio manager of the Fund since August 2019, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton in December 2018. Prior to joining Franklin Templeton, he was served as the lead manager of several Asia-focused equity funds at Fullerton Fund Management (Fullerton). Prior to Fullerton, Mr. Shih was with Henderson Global Investors and Baring Asset Management.

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Please keep this supplement with your prospectus for future reference.